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                                                                    EXHIBIT 10.1

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (the "AGREEMENT") is entered into as of _______ __, 2005, by and among Ritz Interactive, Inc., a Delaware corporation (the "COMPANY") and the undersigned party (the "INDEMNITEE").

                                    RECITALS

A. Indemnitee, as an officer and/or director of the Company, performs valuable services in such capacity for the Company.

B. In order to induce the Indemnitee to continue to serve as a director and/or an officer of the Company, the Company has determined and agreed to enter into this contract with the Indemnitee.

      NOW, THEREFORE, in consideration of the Indemnitee's continued service as an officer and/or director after the date hereof, the parties hereto agree as follows:

1.    Indemnification.

      a. Indemnification of Expenses. The Company shall indemnify and hold harmless the Indemnitee (including the Indemnitee's spouse, heirs, estate, executor or personal or legal representatives) and each person who controls the Indemnitee or who may be liable within the meaning of Section 15 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to the fullest extent permitted by law, if the Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that the Indemnitee believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "CLAIM") by reason of (or arising in part out of) any event or occurrence related to the fact that the Indemnitee is or was a director, officer, employee, controlling person, agent or fiduciary of the Company, or any direct or indirect subsidiary of the Company or any direct or indirect parent of the Company, or is or was serving at the request of the Company as a director, officer, employee, controlling person, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of the Indemnitee while serving in such capacity including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, that relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed


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            with respect thereto (hereinafter an "INDEMNIFICATION EVENT")
            against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, serving as a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed) of such Claim, and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, and all interest, assessments and other charges paid or payable thereon or in respect thereto (collectively, hereinafter "EXPENSES"). Except as set forth below in SECTION 1(b), such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by the Indemnitee therefor is presented to the Company.

      b. Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under SECTION 1(a) and SECTION 2(a) shall be subject to the condition that the Reviewing Party (as described in SECTION 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in
            SECTION 10(d) hereof is involved) that the Indemnitee would not be permitted to be indemnified under the terms of this Agreement or applicable law and communicates this in writing to the Indemnitee, and (ii) the Indemnitee acknowledges and agrees that the obligation of the Company to make an advance payment of Expenses to the Indemnitee pursuant to SECTION 1(a) and SECTION 2(a) (an "EXPENSE ADVANCE") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if the Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that the Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). The Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon.

            If there has not been a Change in Control (as defined in SECTION 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors or similar governing body of the Company, and if there has been such a Change in Control (other than a Change in Control that has been approved by a majority of the Company's Board of Directors or similar governing body who were in office immediately


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            prior to such Change in Control), the Reviewing Party shall be the
            Independent Legal Counsel referred to in SECTION 10(d) hereof.

            If there has been no determination by the Reviewing Party within thirty (30) days after a written demand for indemnification has been presented to the Company by the Indemnitee or if the Reviewing Party determines that the Indemnitee substantively would not be permitted to be indemnified in whole or in part under the terms of this Agreement or applicable law and the Reviewing Party notifies the Indemnitee in writing of such determination, then the Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding.

            Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and the Indemnitee.

      c. Contribution. If the indemnification provided for in SECTION 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to the Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying the Indemnitee thereunder, shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Indemnitee, or (ii) if the allocation provided by CLAUSE (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in CLAUSE (i) above but also the relative fault of the Company and the Indemnitee in connection with the action or inaction that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with any registration of the Company's securities, the relative benefits received by the Company and the Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and the Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Indemnitee agree that it would not be just and equitable if contribution pursuant to this SECTION 1(c) were determined by pro rata or per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with any registration of the Company's securities, in no


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            event shall the Indemnitee be required to contribute any amount under this SECTION 1(c) in excess of the lesser of: (i) that proportion of the total of such losses, claims, damages or liabilities that are indemnified against, equal to the proportion of the total securities sold under such registration statement that is being sold by the Indemnitee or (ii) the proceeds received by the Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

      d. Survival Regardless of Investigation. The indemnification and contribution provided for in this SECTION 1 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitee or the spouse, estate, heirs or personal or legal representative of the Indemnitee.

      e. Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control that has been approved by a majority of the Company's Board of Directors or similar governing body who were in office immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of the Indemnitee to payments of Expenses under this Agreement or any other agreement or under the Company's charter documents as now or hereafter in effect, Independent Legal Counsel (as defined in SECTION 10(d) hereof) shall be selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed). Such counsel, among other things, shall, within thirty (30) days after a written demand for indemnification has been presented to the Company by the Indemnitee, render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under the terms of this Agreement or applicable law. The Company agrees to abide by such opinion and to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

      f. Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in SECTION 1(a) hereof or in the defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses incurred by the Indemnitee in connection herewith.

2.    Expenses; Indemnification Procedure.

      a. Advancement of Expenses. Subject to SECTION 1(b), the Company shall advance all Expenses incurred by the Indemnitee as soon as practicable but in any event no


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            later than five (5) days after written demand by the Indemnitee therefor to the Company.

      b. Notice/Cooperation by the Indemnitee. The Indemnitee shall give the Company notice in writing as soon as practicable of any Claim made against the Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company (the "CEO") at the Company's address (or such other address as the Company shall designate in writing to the Indemnitee). The CEO shall, promptly upon receipt of such a request for indemnification, advise the Company's Board of Directors in writing that Indemnitee has requested indemnification. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. The omission to so notify the Company will not relieve it from any liability which it may have to Indemnitee other than under this Agreement

      c. No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether the Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by the Indemnitee to secure a judicial determination that the Indemnitee should be indemnified under applicable law, shall be a defense to the Indemnitee's claim or create a presumption that the Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Indemnitee is not so entitled.

      d. Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to SECTION 2(b) hereof, the Company has liability insurance in effect that may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in each of the policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

      e. Selection of Counsel. If the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim, with counsel approved by the Indemnitee, upon the delivery to the


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            Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Claim; provided that, (i) the Indemnitee shall have the right to employ the Indemnitee's counsel in any such Claim at the Indemnitee's expense and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and the Indemnitee in the conduct of any such defense and shall have promptly notified the Company in writing of such determination, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall not settle any proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's prior written consent, which consent shall not be unreasonably withheld or delayed.

3.    Additional Indemnification Rights; Nonexclusivity.

      a. Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement. In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the right of the Company to indemnify a director, manager, officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. Upon any change in any applicable law, statute or rule that narrows the right of the Company to indemnify a director, manager, officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in SECTION 8(a) hereof.

      b. Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which the Indemnitee may be entitled under the Company's governance documents, any agreement, any vote of the equityholders of the Company or disinterested members of the Company's Board of Directors or similar governing body, applicable law, or otherwise. The indemnification provided under this Agreement shall continue as to the Indemnitee for any action the Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity.

4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise indemnifiable hereunder.

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5.    Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

6. Mutual Acknowledgement. The Company and the Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, managers, officers, employees, controlling persons, agents or fiduciaries under this Agreement or otherwise. The Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify the Indemnitee.

7. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, managers, officers, employees, control persons, agents or fiduciaries, the Indemnitee shall be covered by such policies in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director, or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, controlling persons, agents or fiduciaries, if the Indemnitee is not an officer or director but is a key employee, agent, control person or fiduciary.

8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this
      Agreement:

      a. Claims Initiated by the Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to Claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except: (i) with respect to actions or proceedings to establish or enforce a right to indemnify under this Agreement or any other agreement or insurance policy or under the Company's governance documents now or hereafter in effect relating to Claims for Indemnifiable Events;
            (ii) in specific cases if the Board of Directors or similar governing body has approved the initiation or bringing of such Claim; or (iii) as otherwise required under applicable law, regardless of whether the Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be; or

      b. Claims Under Section 16(b). To indemnify the Indemnitee for expenses and the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute; or

      c. Claims Excluded Under Law. To indemnify the Indemnitee if: (i) the Indemnitee did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company or (ii) with respect to any criminal


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            action or proceeding, the Indemnitee had reasonable cause to believe the conduct was unlawful or (iii) the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent the court in which such action was brought shall permit indemnification as provided by applicable law.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against the Indemnitee or the Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two (2) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two (2)-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

10.   Construction of Certain Phrases.

      a. For purposes of this Agreement, references to the "COMPANY" shall include any other constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, managers, officers, employees, agents or fiduciaries, so that if an Indemnitee is or was a director, manager, officer, employee, agent, control person, or fiduciary of such constituent entity, or is or was serving at the request of such constituent entity as a director, manager, officer, employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving entity as the Indemnitee would have with respect to such constituent entity if its separate existence had continued.

      b. For purposes of this Agreement, references to "OTHER ENTERPRISES" shall include employee benefit plans; references to "FINES" shall include any excise taxes assessed on the Indemnitee with respect to an employee benefit plan; and references to "SERVING AT THE REQUEST OF THE COMPANY" shall include any service as a director, manager, officer, employee, agent or fiduciary of the Company that imposes duties on, or involves services by, such director, manager, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner "NOT OPPOSED TO THE BEST INTERESTS OF THE COMPANY" as referred to in this Agreement.

      c. For purposes of this Agreement a "CHANGE IN CONTROL" shall be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Principals and their Related Parties, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of


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            the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by five percent (5%) or more over the percentage so owned by such person, or
            (B) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than twenty percent (20%) of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors or similar governing body of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets. For purposes of this definition, "PRINCIPALS" means David Ritz, Fred H. Lerner and Wade R. Mayberry and "RELATED PARTY" means (1) any family member, spouse, heirs, estate, executor or personal or legal representative of any Principal; or (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding an 80% or more controlling interest of which consist of any one or more Principals and/or such other persons referred to in the immediately preceding clause (1).

      d. For purposes of this Agreement, "INDEPENDENT LEGAL COUNSEL" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of SECTION 1(e) hereof, who shall not have otherwise performed services for the Company or the Indemnitee within the last three (3) years (other than with respect to matters concerning the right of the Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

      e. For purposes of this Agreement, a "REVIEWING PARTY" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or similar governing party, or any other person or body appointed by such body, who is not a party to the particular Claim for which the Indemnitee is seeking indemnification, or Independent Legal Counsel.


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

      f. For purposes of this Agreement, "VOTING SECURITIES" shall mean any securities of the Company that vote generally in the election of directors.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company and including any estate, spouse, heirs or personal or legal representatives of the Indemnitee. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether the Indemnitee continues to serve as a director, officer, employee, agent, controlling person or fiduciary of the Company or of any other enterprise, including subsidiaries of the Company, at the Company's request.

13. Attorneys' Fees. In the event that any action is instituted by the Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, the Indemnitee shall be entitled to be paid all Expenses incurred by the Indemnitee with respect to such action, regardless of whether the Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by the Indemnitee in defense of such action (including costs and expenses incurred with respect to the Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of the Indemnitee's material defenses to such action was made in bad faith or was frivolous.

14. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given: (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid; (b) upon delivery, if delivered by hand; (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid; or (d) one
      (1) day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to the Indemnitee, at the Indemnitee's address as set forth beneath the Indemnitee's signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

15. Consent to Jurisdiction. The Company and the Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

      IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.

                                  COMPANY:

                                  RITZ INTERACTIVE, INC.,
                                  a Delaware corporation

                                  By: ___________________________
                                  Name: _________________________
                                  Title: ________________________

                                  INDEMNITEE:

                                  By: ___________________________
                                  Name: _________________________

                                  Address for notices:

                                  ________________________________
                                  ________________________________
                                  ________________________________



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